PRINCIPAL ACTIVITIES AND ORGANIZATION -OPERATIONS OF BUSINESS (Details) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Total revenues	¥ 4,570,774	¥ 2,551,221	¥ 1,639,501
Cost of revenues	(2,550,386)	(593,605)	(429,376)
Net loss	16,071	(364)	(138,510)
Net cash generated by/(used in) operating activities	(1,019,175)	778,728	425,422
Net cash generated by/(used in) investing activities	440,033	(25,014)	(445,710)
Net cash generated by/(used in) financing activities		(208,982)	26,255
Effect of exchange rate changes on cash, cash equivalents and restricted cash	288	(2,302)	7,160
Net increase in cash, cash equivalents and restricted cash	(578,854)	542,430	13,127
Cash, cash equivalents and restricted cash at beginning of year	798,466	256,036	242,909
Cash, cash equivalents and restricted cash at end of year	¥ 219,612	¥ 798,466	¥ 256,036